UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2014

Nhale, Inc.
(Exact name of Registrant as specified in charter)

Nevada	333-182761	38-3870905
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8300 FM 1960 West Suite 450
Houston, TX	77070
(Address of Principal Executive Offices)	(Zip Code)

(281) 671-6877
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 2, 2014, Nhale, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”). The Original Form 8-K was not complete and this Current Report on Form 8-K/A is being filed to amend, restate and replace in its entirety the Original Form 8-K.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01. Changes in Registrant’s Certifying Accountant

(1)  Previous Independent Auditors:

a.	On August 28, 2014, the Company was informed that our registered independent public accountant, LBB & Associates LTD., LLP of Houston, Texas (“LBB”) declined to stand for re-appointment.

b.
LBB’s report on the financial statements for the years ended May 31, 2013 and 2012 and for the period from March 8, 2012 (date of inception) until May 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.
Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the years ended May 31, 2013 and 2012 and for the period from March 8, 2012 (date of inception) until May 31, 2013 and 2012 and in the subsequent interim period through the date of declination to stand for re-appointment, there have been no disagreements with LBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of LBB would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized LBB to respond fully to the inquiries of the successor accountant

e.
During the years ended May 31, 2013 and 2012 and for the period from March 8, 2012 (date of inception) until May 31, 2013 and 2012 and in the subsequent interim period through the date of declination to stand for re-appointment, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.
The Company provided a copy of the foregoing disclosures to LBB prior to the date of the filing of this Report and requested that LBB furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.3 to this Form 8-K.

(2)  New Independent Accountants:

a.
On August 29, 2014, the Company engaged Harris & Gillespie CPA’s, PLLC of Seattle, Washington (“HG”), as its new registered independent public accountant. During the years ended May 31, 2013 and 2012 and for the period from March 8, 2012 (date of inception) until May 31, 2013 and 2012 and in the subsequent interim period through the date of declination to stand for re-appointment, we did not consult with HG regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by HG, in either case where written or oral advice provided by HG would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

None

Exhibits

16.1	– Letter from LBB & Associates LTD., LLP (Former Accountant) dated August 28, 2014
16.2	– Letter from Harris & Gillespie CPA’s, PLLC (New Accountant) dated August 29, 2014
16.3	– Letter from LBB & Associates LTD., LLP (Former Accountant) dated September 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nhale, Inc. (Registrant)

Date: September 10, 2014	By:	/s/ Lance Williams
	Name:	Lance Williams
	Title:	Chief Executive Officer